UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

121 North Columbia Street, Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.       Submission of Matters to a Vote of Security Holders.

          On May 17, 2017, Investors Title Company held its Annual Meeting of Shareholders.  The results of the meeting were as follows:

          1.  Election of Directors.  Our shareholders elected the following directors for three-year terms or until their successors are duly elected and qualified:

	FOR	WITHHELD	BROKER NON-VOTES
W. Morris Fine	1,310,453	240,095	224,463
Richard M. Hutson II	1,308,952	241,596	224,463
R. Horace Johnson	1,308,904	241,644	224,463

          2.  Auditor Ratification.  Our shareholders ratified the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2017 as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,769,889	2,501	2,621	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date:	May 19, 2017	By:	/s/	James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer